Rule 424(b)(3)
File No.: 333 -7350
 	EXHIBIT A

[FORM OF RECEIPT]


AMERICAN DEPOSITARY
SHARES
     (Each American
     Depositary
Share represents 1,000
deposited Shares)


OVERSTAMP: Effective
June 6, 2005 each
American Depositary
Share represents one
deposited Share.

THE BANK OF NEW YORK
 AMERICAN DEPOSITARY
RECEIPT
FOR PREFERRED SHARES
WITHOUT PAR VALUE OF
BOMBRIL S.A.
(INCORPORATED UNDER THE
LAWS OF THE FEDERATIVE
REPUBLIC OF BRAZIL)

		The Bank of
New York, as depositary
(hereinafter called the
Depositary), hereby
certifies that
__________________ or
registered assigns IS
THE OWNER OF
____________


AMERICAN DEPOSITARY
SHARES

representing preferred
shares, without par
value (herein called
Shares), of BOMBRIL
S.A., a corporation with
limited liability
organized under the laws
of the Federative
Republic of Brazil
(herein called the
Company).  At the date
hereof, each American
Depositary Share
represents one thousand
(1,000) Shares deposited
or subject to deposit
under the Deposit
Agreement (as such term
is hereinafter defined)
at the Sao Paulo office
of Banco Itau S/A
(herein called the
Custodian).
Dated: ____________

Countersigned
THE BANK OF NEW YORK
as Depositary

By:
		By:
	Authorized
Signatory			Vice
President


		The
Depositarys Office is
located at a different
address than its
principal executive
office.  The address of
the Depositarys Office
is 101 Barclay Street,
New York, New York
10286, and its principal
executive office is
located at 48 Wall
Street, New York, New
York 10286.

			(1)	The
Deposit Agreement.  This
American Depositary
Receipt is one of the
receipts (the
Receipts)executed and
delivered pursuant to
the Amended and Restated
Deposit Agreement dated
as of August 5, 1997 (as
amended from time to
time, the Deposit
Agreement) by and among
the Company, the
Depositary and all
registered holders
(Holders) from time to
time of Receipts, each
of whom by accepting a
Receipt becomes a party
thereto, bound by all
applicable terms and
provisions thereof and
hereof.  The Deposit
Agreement sets forth the
rights of Holders and
the rights and duties of
the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such Shares and held
thereunder (such Shares,
securities, property and
cash, collectively, the
Deposited Securities).
The Deposit Agreement
provides that the
Depositary and the
Custodian will comply
with (and may rely on)
written instructions
from the Company or its
Brazilian counsel to
maintain registration of
the amount of Deposited
Securities with Banco
Central do Brasil (the
Central Bank) and to
furnish to the Central
Bank and to the Comissao
de Valores Mobiliarios
(the Securities
Commission), whenever
required, any
applications,
information or documents
related to the Deposit
Agreement, the Receipts
and the Deposited
Securities and
distributions thereon.
Copies of the Deposit
Agreement and of the
Companys provisions of
or governing Deposited
Securities are on file
at the Depositarys
Office, the office of
the Custodian and at any
other designated
transfer office.  The
statements made on the
face and the reverse of
this Receipt are
summaries of certain
provisions of the
Deposit Agreement and
are qualified by and
subject to the detailed
provisions thereof.  The
Depositary makes no
representation or
warranty as to the
validity or worth of the
Deposited Securities.

		(2)
	Withdrawal of
Deposited Securities.
Upon
surrender of this
Receipt (properly
endorsed in blank or
accompanied by proper
instruments of transfer
in blank, to the extent
required by the
Depositary) and payment
of the fee of the
Depositary provided for
in paragraph (8) at the
Depositarys Office or at
such other offices as it
may designate, subject
to the Deposit Agreement
and the provisions of or
governing the Deposited
Securities (including
the Companys estatuto
and applicable law), the
Holder hereof is
entitled to the delivery
as promptly as
practicable at the
office of the Custodian
to such Holder or upon
such Holders order of
the Deposited Securities
at the time represented
by the American
Depositary Shares
evidenced by this
Receipt.  At the
request, risk and
expense of the Holder
hereof, the Depositary
may deliver such
Deposited Securities at
the Depositarys Office
or at such other place
as may have been
requested by the Holder.
Delivery of Deposited
Securities may be made
by the delivery of
certificates to the
extent such Deposited
Securities may be
represented by
certificates and, to the
extent that the
provisions of or
governing Deposited
Securities make delivery
of certificates
therefore impracticable,
by such delivery as the
Depositary may
reasonably effect,
including, without
limitation, by transfer
of record ownership
thereof to an account
designated by the Holder
maintained either by the
Company or an accredited
intermediary, such as a
bank, acting as a
registrar for the
Deposited Securities.
Neither the Depositary
nor the Custodian shall
deliver Deposited
Securities to any person
except pursuant to this
paragraph (2) or
paragraphs (12), (15),
(17), (19) or (20).
Notwithstanding any
provision of the Deposit
Agreement or this
Receipt, the Depositary
may restrict the
withdrawal of Deposited
Securities only for the
reasons set forth in
General Instruction
I.A.(1) to Form F-6 (as
such General Instruction
may be amended from time
to time) under the
Securities Act of 1933.

		(3)
	Transfers,
Combinations and Split-
ups.  Subject to
paragraph (4), this
Receipt is transferable
on the register
maintained by the
Depositary by the Holder
hereof in person or by
duly authorized
attorney, upon surrender
of this Receipt at any
designated transfer
office properly endorsed
or accompanied by proper
instruments of transfer
and duly stamped as may
be required by
applicable law; provided
that the Depositary may
close the Receipt
register (after making
reasonable efforts to
consult with the
Company) at any time or
from time to time when
deemed expedient by it
in connection with the
performance of its
duties under the Deposit
Agreement and shall do
so at the request of the
Company.  This Receipt
may be split into other
Receipts or may be
combined with other
Receipts into one
Receipt, evidencing the
same aggregate number of
American Depositary
Shares as those
evidenced by the Receipt
or Receipts surrendered.

		(4)	Certain
Limitations.  (a) In
General.  Prior to the
execution and delivery,
registration,
registration of
transfer, split-up or
combination of any
Receipt, the delivery of
any distribution in
respect thereof, or,
subject to the last
sentence of paragraph
(2), the withdrawal of
any Deposited
Securities, the
Depositary, the Company
or the Custodian, as the
case may be, may
require:  (a) payment of
(i) any stock transfer
or other tax or other
governmental charge with
respect thereto, (ii)
any stock transfer or
registration fees in
effect for the
registration of
transfers of Shares or
other Deposited
Securities upon any
applicable register and
(iii) any applicable
charges as provided in
paragraph (8) of this
Receipt; (b) the
production of proof
satisfactory to it of
the identity and
genuineness of any
signature and of such
other information
(including without
limitation information
as to citizenship,
residence, exchange
control approval, or
legal or beneficial
ownership of any
securities) as it may
deem necessary or proper
or as the Company may
require; and (c)
compliance with such
regulations, if any, as
the Depositary and the
Company may establish
consistent with the
Deposit Agreement,
including without
limitation any
regulations deemed
necessary or desirable
by the Depositary or the
Custodian to facilitate
compliance with any
applicable rules or
regulations of the
Central Bank or the
Securities Commission.
The delivery of Receipts
against deposits of
Shares may be suspended,
deposits of Shares may
be refused, or the
registration of transfer
of Receipts, their
split-up or combination
or, subject to the last
sentence of paragraph
(2), the withdrawal of
Deposited Securities may
be suspended, generally
or in particular
instances, when the
Receipt register or any
register for Shares or
other Deposited
Securities is closed or
when any such action is
deemed necessary or
advisable by the
Depositary or the
Company.  The Depositary
will not knowingly
accept for deposit under
the Deposit Agreement
any Shares required to
be registered under the
Securities Act of 1933
and not so registered;
the Depositary may
refuse to accept for
such deposit any Shares
identified by the
Company in order to
facilitate the Companys
compliance with
securities laws in the
United States.

		(b) Pre-
Release of Receipts.
Unless requested in writing by
the Company to cease doing so,
the Depositary may,
notwithstanding Section 2.03 of
the Deposit Agreement, execute
and deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement(Pre- Release).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release
or the Depositary knows that
such Receipt has been Pre-
Released.  The Depositary may
receive Receipts in lieu of Shares
in satisfaction of a Pre-Release.
Each Pre-Release will be (1)
preceded or accompanied by a
written representation and
agreement from the person to
whom Receipts are to be
delivered (the Pre- Releasee)
that the Pre-Releasee, or its
customer, (i) owns the Shares or
Receipts to be remitted, as the
case may be, (ii) assigns all
beneficial right, title and interest
in such Shares or Receipts, as
the case may be, to the
Depositary in its capacity as such
and for the benefit of the Holders,
and (iii) will not take any action
with respect to such Shares or
Receipts, as the case may be,
that is inconsistent with the
transfer of beneficial ownership
(including, without the consent of
the Depositary, disposing of such
Shares or Receipts, as the case
may be, other than in satisfaction
of such Pre- Release), (2) at all
times fully collateralized with
cash, U.S. government securities
or such other collateral as the
Depositary determines, in good
faith, will provide substantially
similar liquidity and security, (3)
terminable by the Depositary on
not more than five (5) Business
Days notice, and (4) subject to
such further indemnities and
credit regulations as the
Depositary deems appropriate.
The number of Shares not
deposited but represented by
American Depositary Shares
outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent
(30%) of the Shares deposited
hereunder; provided, however,
that the Depositary reserves the
right to disregard such limit from
time to time as it deems
reasonably appropriate, and may,
with the prior written consent of
the Company, change such limit
for purposes of general
application.  The Depositary will
also set Dollar limits with respect
to Pre-Release transactions to be
entered into hereunder with any
particular Pre- Releasee on a
case-by-case basis as the
Depositary deems appropriate.
For purposes of enabling the
Depositary to fulfill its obligations
to the Holders under the Deposit
Agreement, the collateral referred
to in clause (2) above shall be
held by the Depositary as
security for the performance of
the Pre-Releasees obligations to
the Depositary in connection with
a Pre-Release transaction,
including the Pre-Releasees
obligation to deliver Shares or
Receipts upon termination of a
Pre-Release transaction (and
shall not, for the avoidance of
doubt, constitute Deposited
Securities hereunder).  The
Depositary may retain for its own
account any compensation
received by it in connection with
the foregoing.  The
Depositary will execute
and deliver Receipts
(including Pre-Released
Receipts) only in
accordance with Section
2.03 of the Deposit
Agreement and paragraphs
(3), (4)(b), (12) and
(15).

		(5)	Liability
of Holder for Taxes.  If
any tax or other
governmental charge
shall become payable by
or on behalf of the
Custodian or the
Depositary with respect
to this Receipt or any
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt, such tax or
other governmental
charge shall be payable
by the Holder hereof,
who shall pay the amount
thereof to the
Depositary.  The
Depositary may refuse to
effect any registration
of transfer of this
Receipt or any split-up
or combination hereof or
any withdrawal of such
Deposited Securities
until such payment is
made, and may withhold
or deduct from any
distributions on such
Deposited Securities, or
may sell for the account
of the Holder hereof any
part or all of such
Deposited Securities
(after attempting by
reasonable means to
notify the Holder hereof
prior to such sale), and
may apply such cash or
the proceeds of any such
sale in payment of such
tax or other
governmental charge, the
Holder hereof remaining
liable for any
deficiency.

		(6)
	Warranties by
Depositor.  Every person
depositing Shares under
the Deposit Agreement
shall be deemed thereby
to represent and warrant
that such Shares and
each certificate
therefor are validly
issued and outstanding,
fully paid,
nonassessable and free
of pre-emptive rights,
that the person making
such deposit is duly
authorized so to do and
that such Shares
presented for deposit
are not restricted
securities as such term
is defined in Rule
144(a)(3) under the
Securities Act of 1933.
Such representations and
warranties shall survive
the deposit of Shares
and issuance of
Receipts.
		(7)
	Disclosure of
Interests.  To the
extent that provisions
of or governing any
Deposited Securities
(including the Companys
estatuto or applicable
law) may require the
disclosure of beneficial
or other ownership of
Deposited Securities,
other Shares and other
securities to the
Company and may provide
for blocking transfer
and voting or other
rights to enforce such
disclosure or limit such
ownership, the
Depositary shall comply
to the extent
practicable with Company
instructions as to
Receipts in respect of
any such enforcement or
limitation and Holders
shall comply with all
such disclosure
requirements and
ownership limitations
and shall cooperate with
the Depositary in the
Depositarys compliance
with such Company
instructions and by
their holding of
Receipts are deemed to
consent to any such
enforcement or
limitation of rights.

		(8)	Charges
of Depositary.  The
Depositary will charge
each person to whom
Receipts are delivered
against deposits of
Shares, and each person
surrendering Receipts
for withdrawal of
Deposited Securities,
U.S. $5.00 for each 100
American Depositary
Shares (or portion
thereof) evidenced by
the Receipts delivered
or surrendered.  The
Company will pay all
other charges and
expenses of the
Depositary and those of
any Receipt registrar,
co-transfer agent, co-
registrar and any other
agent of the Depositary
(except the Custodian),
except (i) stock
transfer or other taxes
and other governmental
charges (which are
payable by Holders or
persons depositing
Shares), (ii) cable,
telex and facsimile
transmission and
delivery charges
incurred at the request
of persons depositing
Shares or Holders
delivering Shares,
Receipts or Deposited
Securities (which are
payable by such persons
or Holders), (iii)
transfer or registration
fees for the
registration of
transfers of deposited
Shares and other
Deposited Securities on
any applicable register
in the name of the
Custodian or its nominee
in connection with the
deposit of Shares or in
the name of such person
as a Holder may direct
in connection with any
withdrawal of Deposited
Securities (which are
payable by persons
depositing Shares or
Holders withdrawing
Deposited Securities;
there are no such fees
payable by such persons
or Holders in respect of
the Shares as of the
date of the Deposit
Agreement), and (iv)
expenses of the
Depositary in connection
with the conversion of
foreign currency into
U.S. dollars (which are
paid out of such foreign
currency).  The
provisions in respect of
these charges may be
changed in the manner
indicated in paragraph
(20).

		(9)	Title to
Receipts.  Title to this
Receipt (and to the
Deposited Securities
represented by the
American Depositary
Shares evidenced
hereby), when properly
endorsed or accompanied
by proper instruments of
transfer, is
transferable by delivery
with the same effect as
in the case of a
negotiable instrument;
provided, that the
Company and the
Depositary,
notwithstanding any
notice to the contrary,
may treat the person in
whose name this Receipt
is registered on the
register maintained by
the Depositary as the
absolute owner hereof
for the purpose of
determining the person
entitled to any
distribution or notice
and for all other
purposes.

		(10)	Validity
of Receipt.  This
Receipt shall not be
entitled to any benefits
under the Deposit
Agreement or be valid or
obligatory for any
purpose unless executed
by the Depositary by the
manual or facsimile
signature of a duly
authorized officer of
the Depositary.

		(11)	Available
Information.  The
Company furnishes the
Securities and Exchange
Commission with certain
public reports and
documents required by
foreign law or otherwise
under Rule 12g3-2(b)
under the Securities
Exchange Act of 1934.
Such reports and
documents may be
inspected and copied at
the public reference
facilities maintained by
the Commission located
at the date of the
Deposit Agreement at
Judiciary Plaza, 450
Fifth Street, N.W.,
Washington, D.C. 20549.
Such reports and
documents, and all
reports and
communications referred
to in paragraph (16),
shall be in English to
the extent required
under Rule 12g3-2(b)
under the Securities
Exchange Act of 1934 or
otherwise under such
Act, and to the extent
any such notice, report
or communication has
been translated by the
Depositary.

		(12)
	Distributions Upon
Deposited Securities.
Whenever the Depositary
or the Custodian shall
receive any cash
dividend or other cash
distribution upon any
Deposited Securities,
the Depositary shall,
subject to the Deposit
Agreement, (i) within
one business day of its
or its agents receipt
thereof, convert such
cash into U.S. dollars
by sale or in any other
manner that the
Depositary may
determine, and (ii) as
promptly as practicable,
transfer such U.S.
dollars to the United
States and distribute
the U.S. dollars thus
received (net of the
Depositarys reasonable
and customary expenses
in making such
conversion and transfer)
by checks drawn on a
bank in the United
States to the Holders on
the record date set by
the Depositary therefore
of Receipts evidencing
American Depositary
Shares representing such
Deposited Securities, in
proportion to the number
of American Depositary
Shares representing such
Deposited Securities
held by each of them
respectively, provided
that the Depositary
shall make appropriate
adjustments in the
amounts so distributed
in respect of any of the
Deposited Securities
being not entitled, by
reason of its date of
issuance or otherwise,
to receive all or any
portion of such
distribution or any
amounts required to be
withheld by the Company,
the Custodian or the
Depositary on account of
taxes, and provided,
further, that the
Depositary may rely upon
instructions from the
Company or its Brazilian
counsel in respect of
any approval or license
of the Brazilian
government or any agency
thereof required for any
such conversion,
transfer or
distribution.  If in the
judgment of the
Depositary after
consultation with the
Company any such
conversion, transfer or
distribution cannot be
made on a reasonable and
permissible basis in
respect of some or all
Holders entitled
thereto, the Depositary
may in its discretion
make such conversion,
transfer and
distribution to the
extent reasonable and
permissible and may hold
(without liability for
interest thereon) any
foreign currency not so
convertible or any U.S.
dollars not so
transferable for the
Holders entitled thereto
or distribute (upon
their written request)
to them such foreign
currency or U.S. dollars
(or an appropriate
document evidencing
their right to same).
If any distribution upon
any Deposited Securities
consists of a dividend
in, or free distribution
of, Shares, the
Depositary may or shall,
if the Company shall so
request, subject to the
Deposit Agreement,
distribute to the
Holders on a record date
set by the Depositary
therefore of Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities, in
proportion to the number
of American Depositary
Shares representing such
Deposited Securities
held by each of them
respectively, additional
Receipts for an
aggregate number of
Depositary Shares
representing the number
of Shares received as
such dividend or free
distribution.  In lieu
of delivering Receipts
for fractional American
Depositary Shares in the
case of any such
distribution, the
Depositary shall as
promptly as practicable
and to the extent
practicable sell the
number of Shares
represented by the
aggregate of such
fractions and as
promptly as practicable
distribute the net
proceeds to the Holders
entitled thereto as in
the case of a cash
distribution.  If
additional Receipts are
not so distributed, each
American Depositary
Share shall thenceforth
also represent its
proportionate interest
in the additional Shares
so distributed upon such
Deposited Securities.
If the Company shall
offer or cause to be
offered to the holders
of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of
any nature, the
Depositary shall have
discretion, after
consultation with the
Company, as to whether
and how such rights are
to be made available to
the Holders; provided
that the Depositary
will, if requested by
the Company, either (i)
make such rights
available to Holders by
means of warrants or
otherwise, if lawful and
feasible, or (ii) if
making such rights
available is not lawful
or not feasible, or if
such rights or warrants
are not exercised and
appear to be about to
lapse, use reasonable
efforts to sell such
rights or warrants at
public or private sale,
at such place or places
and upon such terms as
the Depositary may deem
proper, and shall
allocate the proceeds of
such sales for account
of the Holders otherwise
entitled thereto upon an
averaged or other
practicable basis
without regard to any
distinctions among such
Holders because of
exchange restrictions,
or the date of delivery
of any Receipt or
Receipts, or otherwise,
and distribute the net
proceeds so allocated to
the Holders entitled
thereto as in the case
of a cash distribution
or, to the extent such
sale is not practicable,
allow such rights to
lapse.  The Depositary
will distribute as
promptly as practicable
to Holders on the record
date set by it therefor
any distribution on
Deposited Securities
other than cash, Shares
or rights in any manner
that the Depositary
deems equitable and
practicable; provided if
in the reasonable
opinion of the
Depositary any such
distribution cannot be
made proportionately
among the Holders
entitled thereto, or if
for any other reason the
Depositary deems such
distribution not to be
feasible, the Depositary
may, after consultation
with the Company, adopt
such method as it may
deem equitable and
practicable for the
purpose of effecting
such distribution,
including the sale (at
public or private sale)
of the securities or
property thus received,
or any part thereof, and
distribution of the net
proceeds of any such
sale by the Depositary
to the Holders entitled
thereto as in the case
of a cash distribution.
The Depositary will not
distribute securities,
Receipts or rights
unless the Company
furnishes certain
evidence or opinions in
respect of United States
securities laws (which
the Company has no
obligations to do).

		(13)	Record
Dates.  The Depositary
shall fix a record date
in respect of Receipts
(which shall be the same
date as any
corresponding record
date set by the Company
in respect of Deposited
Securities or, if not
practicable, such date,
as near as practicable
to any such
corresponding record
date, as the Depositary,
after making reasonable
efforts to consult with
the Company thereon,
shall set) for the
determination of Holders
entitled, and only such
Holders shall be
entitled, to receive any
distribution on
Deposited Securities or
the net proceeds
thereof, to give any
instructions in respect
of the voting of or
consent in respect of
Deposited Securities, to
be affected by any
change in the number of
Shares represented by
each American Depositary
Share, to exchange
Receipts for other
Receipts or other
depositary receipts, to
receive any notice, or
to be affected by any
other matter as to which
the Depositary shall
find it necessary or
convenient to fix a
record date.

		(14)	Voting of
Deposited Securities.
Under the Brazilian
Corporate Law (Law 6404
of December 15, 1976)
and the by-laws of the
Company, the Shares have
general voting rights
only so long as the
Company has failed for
three consecutive fiscal
years to pay a minimum
dividend on the Shares
of 25% of the Companys
net profits, as adjusted
according to the
Brazilian Corporate Law;
otherwise, the Shares
have no voting rights in
respect of any matters
except certain changes
to the Companys capital
structure which
adversely affect the
Shares or to certain
rights or
characteristics of the
outstanding Shares, as
provided in the
Brazilian Corporate Law.
As soon as practicable
after receipt of notice
of any meeting or
solicitation of consents
or proxies of holders of
Shares or other
Deposited Securities,
the Depositary shall
mail to Holders a notice
containing (a) such
information as is
contained in such notice
and in the solicitation
materials, if any, (b) a
statement that each
Holder at the close of
business on a specified
record date will be
entitled, subject to the
provisions of or
governing Deposited
Securities, to instruct
the Depositary as to the
exercise of the voting
rights, if any,
pertaining to the
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Holders Receipts and (c)
a statement as to the
manner in which such
instructions may be
given, including an
express indication that
instructions may be
given (or be deemed
given in accordance with
the last sentence of
this paragraph if no
instruction is received)
to the Depositary to
give a discretionary
proxy to a person
designated by the
Company.  Upon the
written request of a
Holder on such record
date, received on or
before the date
established by the
Depositary for such
purpose, the Depositary
shall endeavor insofar
as practicable and
permitted under the
provisions of or
governing Deposited
Securities to vote or
cause to be voted (or to
grant a discretionary
proxy to a person
designated by the
Company to vote) the
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Holders Receipts in
accordance with any
instructions set forth
in such request.  The
Depositary will not
itself exercise any
voting discretion over
any Deposited
Securities.  If no
instructions are
received by the
Depositary from any
Holder with respect to
any of the Deposited
Securities represented
by the American
Depositary Shares
evidenced by such
Holders Receipts on or
before the date
established by the
Depositary for such
purpose, the Depositary
will deem such Holder to
have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to
such Deposited
Securities and the
Depositary will give a
discretionary proxy to a
person designated by the
Company to vote such
Deposited Securities,
provided that no such
instruction shall be
deemed given and no such
discretionary proxy
shall be given with
respect to any matter as
to which the Company
informs the Depositary
(and the Company agrees
to so inform promptly in
writing) that (x) the
Company does not wish
such proxy given, (y)
substantial opposition
exists or (z) materially
affects the rights of
holders of Shares.

		(15)	Changes
Affecting Deposited
Securities.  Upon any
change in par value,
split-up, consolidation,
cancellation or any
other reclassification
of Deposited Securities,
or upon any
recapitalization,
reorganization, merger
or consolidation or sale
of assets affecting the
Company or to which it
is a party, any
securities that shall be
received by the
Depositary in exchange
for, or in conversion,
replacement or otherwise
in respect of,
Depositary Securities
shall be treated as
Deposited Securities
under the Deposit
Agreement; and the
Depositary may with the
Companys approval, and
shall if the Company
shall so request,
execute and deliver
additional Receipts in
respect of such
securities as in the
case of a dividend of
Shares or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts,
reflecting such
securities, and to the
extent that such
additional or new
Receipts are not
delivered this Receipt
shall thenceforth
evidence American
Depositary Shares
representing the right
to receive the Deposited
Securities including the
securities so received.

		(16)	Reports;
Inspection of Register.
The Depositary or its
agent will make
available for inspection
by Holders at the
Depositarys Office, at
the office of the
Custodian and at any
other designated
transfer offices any
reports and
communications received
from the Company which
are both (a) received by
the Depositary, the
Custodian or the nominee
of either as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of Deposited
Securities by the
Company.  The Depositary
will also mail or make
available to Holders
copies of such reports
when furnished by the
Company as provided in
the Deposit Agreement.
The Depositary or its
agent will keep, at its
transfer office in the
Borough of Manhattan,
The City of New York, a
register for the
registration of Receipts
and their transfer that
at all reasonable times
will be open for
inspection by the
Holders and the Company;
provided that such
inspection shall not be
for the purpose of
communicating with
Holders in the interest
of a business or object
other than the business
of the Company or a
matter related to the
Deposit Agreement or the
Receipts.

		(17)
	Withholding.  In
connection with any
distribution to Holders,
the Company will remit
to the appropriate
governmental authority
or agency all amounts
(if any) required to be
withheld by the Company
and owing to such
authority or agency by
the Company; and the
Depositary and the
Custodian will remit to
the appropriate
governmental authority
or agency all amounts
(if any) required to be
withheld by the Company
and Owing to such
authority or agency by
the Depositary or the
Custodian.  If the
Depositary determines
that any distribution in
property other than cash
(including Shares or
rights) on Deposited
Securities is subject to
any tax or governmental
charge that the
Depositary or the
custodian is obligated
to withhold, the
Depositary may, after
making reasonable
efforts to consult with
the Company, dispose of
all or a portion of such
property in such amounts
and in such manner as
the Depositary deems
necessary and
practicable to pay such
tax or governmental
charge, by public or
private sale, and the
Depositary shall
distribute the net
proceeds of any such
sale or the balance of
any such property after
deduction of such tax or
governmental charge to
the Holders entitled
thereto.

		(18)	Liability
of the Company and the
Depositary.  Neither
Depositary, its agents
nor the Company shall
incur any liability if,
by reason of any present
or future law, the
provisions of or
governing any Deposited
Security, act of God,
war or other
circumstance beyond its
control, the Depositary,
its agents or the
Company shall be
prevented or forbidden
from, or subjected to
any civil or criminal
penalty on account of,
or delayed in, doing or
performing any act or
thing which by the terms
of the Deposit Agreement
it is provided shall be
done or performed.  Each
of the Company, the
Depositary and its
agents assumes no
obligation and shall be
subject to no liability
under the Deposit
Agreement or this
Receipt to Holders or
other persons, except to
perform such obligations
as are specifically set
forth and undertaken by
it to perform in the
Deposit Agreement
without gross negligence
or bad faith.  Neither
the Depositary, its
agents nor the Company
will be (a) under any
obligation to appear in,
prosecute or defend any
action, suit or other
proceeding in respect of
any Deposited Securities
or this Receipt that in
its opinion may involve
it in expense or
liability, unless
indemnity satisfactory
to it against all
expense and liability be
furnished as often as
may be required or (b)
liable for any action or
inaction by it in
reliance upon the advice
of or information from
legal counsel,
accountants, any person
presenting Shares for
deposit, any Holder, or
any other person
believed by it to be
competent to give such
advice or information.
The Depositary, its
agents and the Company
may rely and shall be
protected in acting upon
any written notice,
request, direction or
other document
reasonably believed by
it in good faith to be
genuine and to have been
signed or presented by
the proper party or
parties.  The Depositary
and its agents will not
be responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities, for the
manner in which any such
vote is cast or for the
effect of any such vote,
provided that such
action or inaction is in
good faith.  Subject to
the Companys estatuto
and the Deposit
Agreement, the
Depositary and its
agents may own and deal
in any class of
securities of the
Company and its
affiliates and in
Receipts.

		(19)
	Resignation and
Removal of Depositary;
the Custodian.  The
Depositary may at any
time resign as
Depositary under the
Deposit Agreement by
written notice of its
election so to do
delivered to the Company
or be removed by the
Company by written
notice of such removal
delivered to the
Depositary, such
resignation or removal
to take effect upon the
appointment of and
acceptance by a
successor depositary as
provided in the Deposit
Agreement.  The
Depositary may at any
time appoint substitute
or additional Custodians
and the term Custodian
refers to each Custodian
or all Custodians as the
context requires.  The
Depositary shall be
responsible for the
compliance by the
Custodian with the
applicable provisions of
the Deposit Agreement.

		(20)	Amendment
of Deposit Agreement and
Receipts.  The Receipts
and the Deposit
Agreement may be amended
by agreement between the
Company and the
Depositary.  Any
amendment that shall
impose or increase any
fees or charges (other
than the fees and
charges listed in
clauses (i) through (iv)
of paragraph (8)) or
that shall otherwise
prejudice any
substantial existing
right of Holders, shall
not, however, become
effective as to
outstanding Receipts
until the expiration of
30 days after notice of
such amendment shall
have been given to the
Holders.  Every Holder
at the expiration of
such 30 days shall be
deemed by holding such
Receipt to consent and
agree to such amendment
and to be bound by the
Deposit Agreement or the
Receipt as amended
thereby.  In no event
shall any amendment
impair the right of the
Holder hereof to
surrender this Receipt
and receive therefore
the Deposited Securities
represented hereby,
except in order to
comply with mandatory
provisions of applicable
law.

		(21)
	Termination of
Deposit Agreement.  The
Depositary will at any
time at the direction of
the Company terminate
the Deposit Agreement by
mailing notice of such
termination to the
Holders at least 30 days
prior to the date fixed
in such notice for such
termination.  The
Depositary may terminate
the Deposit Agreement,
upon the notice set
forth in the preceding
sentence, at any time
after 90 days after the
Depositary shall have
resigned, provided that
no successor depositary
shall within such 90
days have been appointed
and accepted its
appointment within such
90 days.  After the date
so fixed for
termination, the
Depositary will perform
no further acts under
the Deposit Agreement,
except to advise Holders
of such termination, the
receive and hold
distributions on
Deposited Securities (or
sell property or rights
or convert Deposited
Securities into cash)
and deliver Deposited
Securities being
withdrawn.  As soon as
practicable after the
expiration of one year
from the date so fixed
for termination, the
Depositary shall sell
the Deposited Securities
and shall thereafter (as
long as it may lawfully
do so) hold in a
segregated account the
net proceeds of any such
sale, together with any
other cash then held by
it under the Deposit
Agreement, in U.S.
dollars to the extent
practicable, without
liability for interest,
in trust for the pro
rata benefit of the
Holders of Receipts not
theretofore surrendered.



EXHIBIT B
TO
DEPOSIT AGREEMENT

CHARGES OF THE
DEPOSITARY



   The charges of the
   Depositary, subject to
   Sections 5.09 and 6.01 of
   the Deposit Agreement, are
   as follows:














		The Company
will pay all other
charges of the
Depositary and those of
any Receipt registrar,
co-transfer agent, co-
registrar and any other
agent of the Depositary
(except the Custodian),
plus reasonable expenses
such as printing,
translation, stationery,
postage, insurance,
cables, etc., incurred
by the Depositary or any
such person in the
exercise of its duties
and obligations under
the Deposit Agreement,
in accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time, except (a) stock
transfer or other taxes
and other governmental
charges, (which are
payable by persons
depositing Shares or
Holders), (b) cable,
telex, facsimile
transmission and
delivery charges
incurred at the request
of persons depositing
Shares or Holders
delivering Shares,
Receipts or Deposited
Securities (which are
payable by such persons
or Holders), (c)
transfer or registration
fees for the
registration of
transfers of deposited
Shares and other
Depositary Securities on
any applicable register
in the name of the
Custodian or its nominee
in connection with the
deposit of Shares or in
the name of such person
as a Holder may direct
in connection with the
withdrawal of Deposited
Securities (which are
payable by persons
depositing Shares or
Holders withdrawing
Deposited Securities;
there are no such fees
payable by such persons
or Holders in respect of
the Shares as of the
date of the Deposit
Agreement) and (d)
expenses of the
Depositary in connection
with the conversion of
foreign currency into
U.S. dollars (which are
paid out of such foreign
currency).



[EXECUTION COPY]





BOMBRIL S.A.
AND
THE BANK OF NEW YORK,
As Depositary
AND
HOLDERS OF AMERICAN
DEPOSITARY RECEIPTS



    Amended and Restated
    Deposit Agreement


    Dated as of January 1,

    1994

Amended and Restated as
of August 5, 1997







TABLE OF CONTENTS

Page

PARTIES		 1

RECITALS		 1



ARTICLE I  Definitions

SECTION 1.01.  American
Depositary Shares	1
SECTION 1.02.
Commission	2
SECTION 1.03.  Custodian	2
SECTION 1.04.  Deposit
Agreement	2
SECTION 1.05.
Depositarys Office	2
SECTION 1.06.  Deposited
Securities	2
SECTION 1.07.  Holder	2
SECTION 1.08.  Receipts	2
SECTION 1.09.
Regulation S	3
SECTION 1.10.
Securities Act of 1933	3
SECTION 1.11.  Shares	3


ARTICLE II  Form of
Receipts, Deposit of
Shares, Execution and
Transfer of Receipts and
Withdrawal of Deposited
Securities

SECTION 2.01.  Form and
Transferability of
Receipts	3
SECTION 2.02.  Deposit
of Shares	4
SECTION 2.03.  Execution
and Delivery of Receipts	6
SECTION 2.04.  Transfer,
Combination and Split-up
of
     Receipts	6
SECTION 2.05.
Withdrawal of Deposited
Securities	7
SECTION 2.06.
Limitations on Execution
and Delivery and
Transfer of Receipts and
Withdrawal of
Deposited Securities	8
SECTION 2.07.
Substitution of Receipts	9
SECTION 2.08.
Cancellation and
Destruction of Receipts	9
SECTION 2.09.
Maintenance of Records	10
SECTION 2.10.  Pre-
Release of Receipts	10


ARTICLE III  Certain
Obligations of Holders

SECTION 3.01.
Information	11
SECTION 3.02.  Liability
of Holder for Taxes	12
SECTION 3.03.
Warranties on Deposit of
Shares	12
SECTION 3.04.
Disclosure of Interests	12


ARTICLE IV  Deposited
Securities

SECTION 4.01.  Cash
Distributions	13
SECTION 4.02.  Share
Distributions	14
SECTION 4.03.  Rights
Distributions	14
SECTION 4.04.  Other
Distributions	15
SECTION 4.05.
Conversion of Foreign
Currency	16
SECTION 4.06.  Fixing of
Record Date	18
SECTION 4.07.  Voting of
Deposited Securities	18
SECTION 4.08.  Changes
Affecting Deposited
Securities	19
SECTION 4.09.
Withholding	20


ARTICLE V  The
Depositary and the
Company

SECTION 5.01.
Maintenance of
Depositarys Office and
Register; Certain Agents
of the Depositary;
Lists of Holders	20
SECTION 5.02.
Prevention or Delay in
Performance	22
SECTION 5.03.
Obligations Limited	22
SECTION 5.04.
Resignation and
Removalof the
Depositary;
Appointment
ofSuccessorDepositary	23
SECTION 5.05.  The
Custodian	24
SECTION 5.06.  Notices
and Reports to Holders	25
SECTION 5.07.  Issuance
of Additional Shares,
Etc.	26
SECTION 5.08.
Indemnification	26
SECTION 5.09.  Charges
of Depositary	27
SECTION 5.10.  Statutory
Reports	28
SECTION 5.11.  Available
Information to the
Commission	29


ARTICLE VI  Amendment
and Termination

SECTION 6.01.  Amendment	29
SECTION 6.02.
Termination	29

ARTICLE VII
Miscellaneous

SECTION 7.01.
Counterparts	30
SECTION 7.02.  No Third
Party Beneficiaries	30
SECTION 7.03.
Severability	31
SECTION 7.04.  Holders
Parties; Binding Effect	31
SECTION 7.05.  Notices	31
SECTION 7.06.  Governing
Law	32

EXHIBIT A

	(1)	The Deposit
Agreement	2
	(2)	Withdrawal
of Deposited
Securities	3
	(3)	Transfers,
Combinations and
Split-ups	4
	(4)	Certain
Limitations	3
	(5)	Liability
of Holder for Taxes	6
	(6)	Warranties
by Depositor	6
	(7)	Disclosure
of Interests	6
	(8)	Charges of
Depositary	7
	(9)	Title to
Receipts	7
	(10)	Validity of
Receipt	8
	(11)	Available
Information	8
	(12)
	Distributions Upon
Deposited
Securities	8
	(13)	Record
Dates	10
	(14)	Voting of
Deposited
Securities	11
	(15)	Changes
Affecting Deposited
Securities	12
	(16)	Reports;
Inspection of
Register	12
	(17)	Withholding	13
	(18)	Liability
of the Company and
the Depositary	13
	(19)	Resignation
and Removal of
Depositary; the
		Custodian	14
	(20)	Amendment
of Deposit
Agreement and
Receipts	14
	(21)	Termination
of Deposit
Agreement	15

EXHIBIT B

CHARGES OF THE
DEPOSITARY	B-1


1

NY12533: 57664.2